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                                SALES AGREEMENT
                              TERMS & CONDITIONS


SELLER: Big Stuff, Inc., 4515 South Georgia, Suite 118, Amarillo, TX 79110
PURCHASER: Great Western Directories, Inc., 2400 Lakeview, Amarillo, TX 79109

GENERAL

This document is an agreement between Big Stuff, Inc. and Great Western Directories, Inc. The Seller agrees to sell and the Purchaser agrees to purchase the following services: 1) design and/or colorization of display advertisements purchased by customers of the Purchaser for inclusion in any of its directories, plus any applicable sales tax; and 2)design of web pages sold by Purchaser World Page sales representatives. The cost of such services will be as follows:

Custom Color Services:   Spec Art                     $15.00 each ad
                         All Pages (Large)             45.00 per page (4 Color)
                         All Pages (Midi and Mini)     20.00 per page (4 Color)
                         All Pages (Mini Book)         10.00 per page (2 Color)
                         All Pages (Mini Book)          5.00 per page (1 Color)
                         Color Photos                  15.00 each photo

Web Page Services:       Basic Web Page               100.00 each page
                         Tagline                       25.00 each
                         Additional Headings           25.00 each
                         Stock Animation               25.00 each
                         Changes                       25.00 each
                         Target Banner                250.00 each

Such costs outlined above may be modified from time to time: however, they are, and will continue to be, customary and reasonable in relation to what the Seller charges its other customers for similar services. In no event shall the Purchaser pay more per-item than the Seller's other customers.

This Agreement is effective until terminated by either party, without prior notice. This Agreement shall be governed by the laws of the State of Texas. Purchaser consents to the exclusive jurisdiction of the State Courts of Texas for this Agreement. This Agreement is valid only when signed by the Seller and Purchaser where applicable, and a fully executed copy of this contract has been received as the Seller's office.

Accepted by Purchaser:                      Accepted by Seller:

Great Western Directories, Inc.             Big Stuff, Inc.

By:                                         By:
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Signature: /s/                              Signature: /s/
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Title: President                            Title: V.P.
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Date: 7/16/97                               Date: 7/16/97
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